                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  June 28, 2004

(i)     Amount of principal being paid or distributed:

        (a) Certificates    (1)       $0.00
                                --------------------
                            (2) (  $     -  , per $1,000 original principal amount of the Certificates)
                                --------------------

(ii)    Amount of interest being paid or distributed on:

        (a) Certificates    (1)    $162,677.67               1.8600000%     (Based on 3-Month LIBOR)
                                --------------------   ------------------
                            (2) ( $ 0.0000047       , per $1,000 original principal amount of the Certificates)
                                --------------------

        (b) (1) 3 Mo. Libor for the reporting period from the previous Distribution Date was: 1.1700000%
                                                                                              -----------
            (2) The Student Loan Rate was:      Not Applicable
                                            ---------------------


(iii)   Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a) Distributed:    (1)       $0.00
                                 --------------------
                            (2) ( $                - , per $1,000 original principal amount of the Certificates)
                                 --------------------
        (b) Balance:        (1)   $                -
                                 --------------------
                            (2) ( $                - , per $1,000 original principal amount of the Certificates)
                                 --------------------
(iv)    Pool Balance at end of related Collection Period:  $328,242,296.95
                                                           -----------------

(v)     After giving effect to distributions on this Distribution Date:

        (a) (1) Certificate Balance:         $34,600,000.00
                                        --------------------
            (2) Certificate Pool Factor:         1.00000000
                                        --------------------


(vi)    (a) (1) Amount of Servicing Fee for  related Collection Period:       $350,533.75
                                                                             -------------
            (2) $    10.1310332, per $1,000 original principal amount of the Notes.
                ---------------
        (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1) Distributed:          $0.00
                                 --------------------
                                  $                - , per $1,000 original principal amount of the Certificates)
                                 --------------------
            (2) Balance:              $0.00
                                 --------------------
                                  $                - , per $1,000 original principal amount of the Certificates)
                                 --------------------

        (c) Amount of Administration Fee for related Collection Period:      $3,000.00
                                                                           -------------
                    $          0.0867052 , per $1,000 original principal amount of the Certificates)
                     --------------------

(vii)   (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:   $2,986.80
                                                                                           --------------



        (b) Delinquent Contracts                   # Disb.             %            $ Amount          %
                                                   -------             -            --------          -
            30-60 Days Delinquent                    559             1.92%        $ 7,540,166       2.56%
            61-90 Days Delinquent                    279             0.96%        $ 3,733,005       1.27%
            91-120 Days Delinquent                   148             0.51%        $ 2,376,345       0.81%
            More than 120 Days Delinquent            326             1.12%        $ 4,871,187       1.65%
            Claims Filed Awaiting Payment            139             0.48%        $   625,898       0.21%
                                                 -----------     ------------    -------------  --------------
                  TOTAL                            1,451             4.99%        $19,146,601       6.49%



(viii)  Amount in the Reserve Account:     $1,297,500.00
                                           ---------------

(ix)    Amount in the Prefunding Account:      $0.00
                                           ---------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:    $0.00
                                                                      ------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes: $0.00
                                                                      ------------

(xii)   (a) Cumulative TERI Claims Ration as of Distribution Date      9.01%
                                                                   ------------
        (b) TERI Trigger Event has not occurred.

                                                                   Exhibit 99(b)

                                  Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------
Distribution Date:  June 28, 2004


(i)    Amount of principal being paid or distributed:
       (a) Class A-1 Notes:  (1)        $0.00
                                  --------------------
                             (2) ( $             -    , per $1,000 original principal amount of the Notes)
                                  --------------------
       (b) Class A-2 Notes:  (1)   $ 15,191,178.90
                                  --------------------
                             (2) ( $     0.0000266     , per $1,000 original principal amount of the Notes)
                                  --------------------

(ii)   Amount of interest being paid or distributed on:
       (a) Class A-1 Notes:  (1)        $0.00                    1.2500000%        (Based on 3-Month LIBOR)
                                  --------------------   -------------------------
                             (2) ( $             -     , per $1,000 original principal amount of the Notes)
                                  --------------------
       (b) Class A-2 Notes:  (1)     $1,124,153.85               1.4400000%        (Based on 3-Month LIBOR)
                                  --------------------   -------------------------
                             (2) ( $     0.0000020     , per $1,000 original principal amount of the Notes)
                                  --------------------
       (c) (1) 3 Mo. Libor for the reporting period from the previous Distribution Date was:   1.1700000%
                                                                                            ---------------
           (2) The Student Loan Rate was:   Not Applicable
                                         --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a) Distributed: (1)         $0.00
                            --------------------
                        (2) ( $               - , per $1,000 original principal amount of the Notes)
                            --------------------
       (b) Balance:     (1)   $               -
                            --------------------
                        (2) ( $               - , per $1,000 original principal amount of the Notes)
                            --------------------

(iv)   Pool Balance at end of related Collection Period:   $328,242,296.95
                                                         --------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a) (1)  Outstanding principal amount of Class A-1 Notes:      $0.00
                                                                 --------------
           (2)  Class A-1 Note Pool Factor:              -
                                             --------------
       (b) (1)  Outstanding principal amount of Class A-2 Notes: $293,642,296.95
                                                                 -----------------
           (2)  Class A-2 Note Pool Factor:    0.51480066
                                             --------------

(vi)   (a) (1)  Amount of Servicing Fee for  related Collection Period:   $350,533.75
                                                                       -----------------
           (2)   $      0.4221264    , per $1,000 original principal amount of the Notes.
                --------------------
       (b)     Amount of Excess Servicing Fee being distributed and remaining balance (if any):
           (1)  Distributed:        $0.00
                               --------------------
                                $              -   , per $1,000 original principal amount of the Notes.
                               --------------------
           (2)  Balance:            $0.00
                               --------------------
                                $              -   , per $1,000 original principal amount of the Notes.
                               --------------------
       (c) Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                      ---------------
                $        0.0036127  , per $1,000 original principal amount of the Notes
                --------------------

(vii)  (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:   $2,986.80
                                                                                              ----------------

       (b)     Delinquent Contracts                 # Disb.            %          $ Amount         %
                                                    -------            -          --------         -
               30-60 Days Delinquent                    559          1.92%      $  7,540,166     2.56%
               61-90 Days Delinquent                    279          0.96%      $  3,733,005     1.27%
               91-120 Days Delinquent                   148          0.51%      $  2,376,345     0.81%
               More than 120 Days Delinquent            326          1.12%      $  4,871,187     1.65%
               Claims Filed Awaiting Payment            139          0.48%      $    625,898     0.21%
                                                   --------         -------    ---------------  ---------
                  TOTAL                               1,451          4.99%      $ 19,146,601     6.49%


(viii) Amount in the Reserve Account:        $1,297,500.00
                                         --------------------

(ix)   Amount in the Prefunding Account:          $0.00
                                         --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:           $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:        $0.00
                                                                        --------------------

(xii)  (a)     Cumulative TERI Claims Ration as of Distribution Date      9.01%
                                                                      ----------------
       (b)     TERI Trigger Event has not occurred.


                                  Page 8 of 8